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SEASONS SERIES TRUST

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SEASONS SERIES TRUST

SA American Century Inflation Protection Portfolio

(formerly, “SA Wellington Real Return Portfolio”)

(the “Portfolio”)

SunAmerica Asset Management, LLC

Seasons Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

April 22, 2022

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because you own shares in the Portfolio, a series of Seasons Series Trust (the “Trust”). The purpose of the Information Statement is to inform you that on December 2, 2021, the Board of Trustees (the “Board”) of the Trust approved the appointment of American Century Investment Management, Inc. (“American Century”) as a new subadviser to the Portfolio, pursuant to a new subadvisory agreement between SunAmerica Asset Management, LLC, the Portfolio’s investment adviser, and American Century (the “New Subadvisory Agreement”). Effective February 22, 2022, American Century replaced Wellington Management Company LLP as the subadviser to the Portfolio.

In connection with the appointment of American Century, the Board approved a change of the Portfolio’s name from “SA Wellington Real Return Portfolio” to “SA American Century Inflation Protection Portfolio” along with changes to the Portfolio’s investment goal and principal investment strategies and techniques. In addition, the Portfolio’s benchmark indices against which the Portfolio compares its performance were changed from the Bloomberg World Government Inflation-Linked 1-10 Year Bond Index (Hedged to USD) and the Bloomberg 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index to the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index. These changes also became effective on February 22, 2022. For more information about the Portfolio’s investment goal and principal investment strategies and techniques, please refer to the Portfolio’s prospectus dated February 22, 2022.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Subadvisory Agreement and American Century.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
Seasons Series Trust

SEASONS SERIES TRUST

SA American Century Inflation Protection Portfolio

(formerly, SA Wellington Real Return Portfolio)

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

INFORMATION STATEMENT

REGARDING IMPORTANT SUBADVISER CHANGES

You have received this information statement (the “Information Statement”) because you are invested in SA American Century Inflation Protection Portfolio (formerly, SA Wellington Real Return Portfolio) (the “Portfolio”), a series of Seasons Series Trust (the “Trust”), through a variable annuity or variable life insurance policy. This Information Statement is being provided to the shareholders of the Portfolio in lieu of a proxy statement, pursuant to the terms of an exemptive order received by SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), the Portfolio’s investment adviser, from the Securities and Exchange Commission (the “SEC”), which allows SunAmerica to hire new subadvisers and make changes to existing subadvisory agreements on behalf of the Trust with the approval of the Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at www.aig.com/informationstatements on or about April 22, 2022.

We are not asking you for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

Purpose of the Information Statement

At a meeting held on December 2, 2021 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved an amendment to an existing subadvisory agreement between SunAmerica and American Century Investment Management, Inc. (“American Century”) that added the Portfolio to the Schedule of subadvised series (the agreement, as amended, the “New Subadvisory Agreement”), and the termination of the subadvisory agreement between SunAmerica and Wellington Management Company LLP (“Wellington”) with respect to the Portfolio (the “Prior Subadvisory Agreement”).

The transition from Wellington to American Century occurred on February 22, 2022. The purpose of this Information Statement is to explain the changes to the Portfolio including, but not limited to, the terms of the New Subadvisory Agreement, the factors considered by the Board in approving the New Subadvisory Agreement, the subadvisory fees to be paid by the Portfolio under the New Subadvisory Agreement, the amount of advisory fees to be retained by SunAmerica and information about other comparable funds managed by American Century.

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on October 5, 2021.

SunAmerica is an indirect, majority-owned subsidiary of American International Group, Inc. (“AIG”) and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

There were no changes to the Advisory Agreement or to SunAmerica’s advisory fees in connection with the approval of the New Subadvisory Agreement. However, previously SunAmerica was voluntarily waiving on an annual basis 0.05% of its management fees for the Portfolio (the “old voluntary fee waiver”). In connection with the approval of the New Subadvisory

Agreement, SunAmerica increased its voluntary management fee waiver to 0.06% of its fees on an annual basis with respect to the Portfolio, effective February 22, 2022 (the “new voluntary fee waiver”). The amounts waived under this voluntary waiver are not subject to recoupment.

For the fiscal year ended March 31, 2022, after taking into account the voluntary management fee waiver, the Portfolio paid SunAmerica advisory fees based on its average daily net assets pursuant to the Advisory Agreement as follows:

Advisory Fees	% of Average Daily Net Assets

$3,727,854	0.54%

During the same period, SunAmerica retained $2,942,968 or 0.42% of its advisory fee after paying subadvisory fees to Wellington for the portion of the fiscal year from April 1, 2021 to February 21, 2022 and to American Century for the portion of the fiscal year from February 22, 2022 to March 31, 2022. If Wellington had been subadviser during the entirety of the fiscal year ended March 31, 2022 and the old voluntary fee waiver had been in place, SunAmerica would have retained $2,933,078 or 0.42% of its advisory fee after paying Wellington. If the New Subadvisory Agreement and new voluntary fee waiver had been in place for the entirety of the fiscal year ended March 31, 2022, SunAmerica would have retained $3,028,078 or 0.43% of its advisory fee after paying American Century. Accordingly, if American Century had served as subadviser to the Portfolio for the entirety of the fiscal year ended March 31, 2022 under the New Subadvisory Agreement, SunAmerica would have paid a lower amount of subadvisory fees and retained more of its advisory fee. The total amount of increase in advisory fees retained by SunAmerica with respect to the Portfolio if American Century had been subadviser during the entirety of the fiscal year versus Wellington, after considering the new voluntary fee waiver, is equal to $95,000 or 3.23%.

The subadvisory fees paid to American Century and advisory fees retained by SunAmerica are hypothetical and designed to help you understand the potential effects of the New Subadvisory Agreement. The actual fees paid to SunAmerica and the actual advisory fees retained by SunAmerica may be different due to fluctuating asset levels and a variety of other factors.

The subadvisers to the Trust’s portfolios, including American Century, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

In connection with the appointment of American Century, as set forth in the Portfolio’s prospectus dated February 22, 2022, the Portfolio’s investment goal was changed to long-term return using a strategy that seeks to protect against U.S. inflation and the Portfolio’s name was changed from “SA Wellington Real Return Portfolio” to “SA American Century Inflation Protection Portfolio.” The Portfolio attempts to achieve its goal by investing substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation, under normal conditions the Portfolio will invest over 50% of its assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as corporations and foreign governments. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them. The Portfolio will also invest in debt securities that are not inflation-indexed. Such investments could include other investment-grade debt securities (e.g., corporate bonds and notes), bank loans, commercial paper, and mortgage-backed and asset-backed securities, whether issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers, or foreign governments.

The Portfolio invests in derivative instruments, provided that such instruments are in keeping with the Portfolio’s investment goal. For example, the Portfolio could use swap agreements to manage or reduce the risk of the effects of inflation with respect to the Portfolio’s position in non-inflation-indexed securities. The Portfolio also may enter into foreign currency exchange transactions for hedging purposes or to enhance returns. The Portfolio could purchase securities in a number of different ways to seek higher rates of return. The Portfolio could also use when-issued and forward commitment transactions. The Portfolio may also invest in collateralized debt obligations, including collateralized loan obligations, and other similarly structured investments.

The portfolio managers will not be limited to a specific weighted average maturity range. However, the portfolio managers will monitor the Portfolio’s weighted average maturity and seek to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors. For instance, during periods of rising interest rates, the portfolio managers could shorten the portfolio’s maturity in order to reduce the effect of bond price declines on the Portfolio’s value. When interest rates are falling and bond prices are rising, they could lengthen the portfolio’s maturity.

The Portfolio’s principal risks were revised to include Inflation Risk, Illiquidity Risk and Settlement Risk and to delete Foreign Sovereign Debt Risk and ETF Risk.

The Portfolio’s new benchmark index is the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index. These changes also became effective on February 22, 2022. For more information about the Portfolio’s investment goal and principal investment strategies and techniques, please refer to the Portfolio’s prospectus dated February 22, 2022.

The New Subadvisory Agreement

The New Subadvisory Agreement between SunAmerica and American Century and the Prior Subadvisory Agreement between SunAmerica and Wellington are similar, except that the New Subadvisory Agreement materially differs from the Prior Subadvisory Agreement as follows: (i) the parties to the agreement; (ii) the effective date and term of the agreement; (iii) the amount of the subadvisory fee payable by SunAmerica to the subadviser; (iv) changes in the terms pursuant to which the subadviser will manage the Portfolio to maintain compliance with the Internal Revenue Code of 1986, as amended, as well as other federal and state laws, including securities, commodity and banking laws, among others; (v) the addition of language requiring the subadviser to maintain certain professional liability coverage; (vi) an express acknowledgement that the subadviser is not responsible for expenses of the Portfolio, such as fees to the Portfolio’s independent public accountants, transfer agent, or custodian, among others; (vii) the addition of language permitting the subadviser to aggregate orders with other clients or its affiliated persons; (viii) the elimination of a provision relating to other services provided by the subadviser to the Trust, such as office facilities, equipment and personnel; (ix) an express undertaking by the subadviser to furnish certain information to SunAmerica and/or to the Trust’s Chief Compliance Officer regarding the subadviser’s compliance with applicable law; (x) the addition of a provision concerning proxy voting; (xi) the addition of language concerning the use of the subadviser’s name or logo; (xii) changes to the terms upon which the subadviser will indemnify SunAmerica and the Portfolio; (xiii) the elimination of a provision related to permissible interests of Trustees and agents of the Trust in the subadviser; (xiv) the elimination of the subadviser’s right to terminate the agreement under certain circumstances; and (xv) the addition of a provision relating to legal matters, representations and notices.

Under the terms of the New Subadvisory Agreement, and subject to the oversight and review of SunAmerica, American Century will (i) manage the investment and reinvestment of the Portfolio’s assets; (ii) determine, in its discretion and subject to the oversight and review of SunAmerica, the securities and other investments or instruments to be purchased or sold; (iii) provide SunAmerica with records concerning its activities which SunAmerica or the Trust is required to maintain; and (iv) render regular reports to SunAmerica and to officers and trustees of the Trust concerning its discharge of the foregoing responsibilities. American Century shall discharge the foregoing responsibilities subject to the control of the officers and the trustees of the Trust and in compliance with such policies as the trustees of the Trust may from time to time establish, as provided in writing to American Century from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio as set forth in the Trust’s current prospectus and statement of additional information; and (b) applicable laws and regulations.

Under the New Subadvisory Agreement, American Century is compensated by SunAmerica (and not the Portfolio) at an annual rate equal to a percentage of the advisory fees received by SunAmerica from the Trust, on behalf of the Portfolio, with respect to the average daily net assets of the Portfolio that American Century manages.

The New Subadvisory Agreement also provides for automatic termination with respect to the Portfolio unless, at least annually subsequent to its initial term, its continuance is approved by (i) the vote of a majority of those Trustees of the Trust who are not parties to the New Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust. The New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time with respect to the Portfolio, without penalty, by the Portfolio or Trust, Board, SunAmerica, or the holders of a majority of the outstanding shares of the Portfolio, on not less than 30 nor more than 60 days’ prior written notice to American Century. The New Subadvisory Agreement is attached as Exhibit A, and the description of the New Subadvisory Agreement set forth herein is qualified in its entirety by reference to Exhibit A.

Information about the Subadviser

American Century is an SEC-registered investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research

(“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease. As of March 31, 2022, American Century had approximately $231.2 billion in total assets under management. American Century is located at 4500 Main Street, Kansas City, Missouri 64111.

The following chart lists American Century’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with American Century is 4500 Main Street, Kansas City, Missouri 64111.

Name	Principal Occupation
Amy Shelton	Chief Compliance Officer
Patrick Bannigan	Chief Financial Officer, Chief Accounting Officer, Vice President, Director and Treasurer
Victor Zhang	President, Chief Executive Officer, Chief Investment Officer and Director
Cleo Chang	Senior Vice President and Director
John Pak	General Counsel and Senior Vice President

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with American Century or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of American Century.

American Century is the investment adviser for other mutual funds, and/or institutional accounts, that have an investment objective similar to that of the Portfolio. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to American Century for its management services, are set forth below.

Fund Name	Assets as of 3/31/2022 (millions)	Fee Rate (% of average daily net assets)
American Century VP Inflation Protection Fund	$756.6	0.45%
Subadvised Account	$499.5	0.224%

Factors Considered by the Board

At the Meeting, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between SunAmerica and American Century with respect to the Portfolio. The Board, including the Independent Trustees, further approved the termination of the Prior Subadvisory Agreement.

In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Subadvisory Agreement. Those factors included:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by American Century;

(3)	the size and structure of the subadvisory fees and any other material payments to American Century;

(4)	the organizational capability and financial condition of American Century and its affiliates;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by the Adviser to American Century for managing the Portfolio.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the expected profitability of American Century and the amounts to be retained by SunAmerica; and (c) information regarding American Century’s compliance and regulatory history. The Board also took into account extensive information from American Century regarding its services provided to the Trust, which materials the Board reviewed at its October 5, 2021 meeting in connection with its consideration of the renewal of the subadvisory agreements with respect to the various series of the Trust and SunAmerica Series Trust.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and American Century in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of American Century with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Portfolio.

Nature, Extent and Quality of Services Provided by the Subadviser

The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by American Century. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to American Century, the Board noted that American Century would be responsible for providing investment management services on a day-to-day basis. In such role, American Century would (i) manage the investment and reinvestment of the Portfolio’s assets; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed American Century’s history, structure and size, and investment experience. The Board considered the personnel of American Century who would be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, American Century has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of American Century who would be responsible for providing investment management services to the Portfolio.

The Board also reviewed and considered American Century’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser or sub-subadviser, as applicable, to the Portfolio. The Board considered American Century’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on American Century’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by American Century and that there was a reasonable basis on which to conclude that American Century would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees that it retained. The Board also noted that the subadvisory fee rates to be paid by SunAmerica to American Century under the New Subadvisory Agreement are lower than those currently paid to Wellington for its subadvisory services to the Portfolio. The Board further considered that management had agreed to increase its voluntary advisory fee waiver with respect to the Portfolio by one basis point, which would reduce the fees paid by the Portfolio to SunAmerica. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and American Century, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also considered advisory and subadvisory fees received by American Century with respect to other mutual funds and accounts with similar investment strategies to the Portfolio, as well as performance data from management and American Century with respect to any other mutual funds or other accounts advised or subadvised by American Century with similar investment objectives and/or strategies, as applicable.

The Subadvised Expense Group consists of the Portfolio and eight other inflation-protected bond funds underlying variable insurance products (“VIPs”), as classified by Broadridge. The Subadvised Expense Universe consists of the Portfolio and all other inflation-protected bond funds underlying VIPs with disclosed subadviser agreements, excluding outliers.

The performance information included information as of September 30, 2021, from management and American Century. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

In determining to replace Wellington with American Century as the subadviser to the Portfolio, the Board considered Wellington’s underperformance with respect to its management of the Portfolio, with the Portfolio’s performance ranking in the fifth quintile in its Morningstar category over the one- and three-year periods ended September 30, 2021, and in the fifth quintile in its Lipper category over the three- and five-year periods ended the same date. The Board also considered the performance of the American Century VP Inflation Protection Fund (the “American Century Fund”), a Fund advised by American Century, relative to the Bloomberg U.S. TIPS Index. The Board noted that the Portfolio would be managed similarly to the American Century Fund. The Board further noted that the American Century Fund had outperformed the benchmark for the year to date and over the one-year period ended September 30, 2021, and for two of the previous five calendar years. In considering this comparative performance information, however, the Board also reviewed relevant distinctions and differences between the American Century Fund and the Portfolio and acknowledged that past performance is not necessarily indicative of future results.

The Trustees noted that the expense and performance information as a whole was useful in assessing whether American Century is proposing to provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived

The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Board considered that the New Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Trust does not directly benefit from any reduction in those fee rates. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to American Century in connection with its relationship with the Portfolio is therefore not a material factor in its consideration of the New Subadvisory Agreement.

The Board considered other potential indirect benefits to American Century as a result of its relationship with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to American Century’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to American Century in its management of the Portfolio are not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement

The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and American Century as discussed above. The Board also reviewed the differences in the terms of the New Subadvisory Agreement as compared to the terms of the Prior Subadvisory Agreement.

Conclusions

In reaching its decision to recommend the approval of the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that American Century possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of March 31, 2022, there were approximately 69,692,793 shares outstanding of SA American Century Inflation Protection Portfolio. As of March 31, 2022, all shares of the Portfolio were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company in the City of New York, NY (“USL”), The Variable Annuity Life Insurance Company (“VALIC”) and affiliated mutual funds. The following shareholders directly owned 5% or more of the Portfolio’s outstanding shares as of such date:

Class	Owner	Amount	Percentage
Class 1	SA Dynamic Allocation Portfolio	17,912,995.24	66.02%
	SA Dynamic Strategy Portfolio	7,850,254.92	28.93%
Class 3	AGL	39,634,003.16	93.12%
	USL	2,408,444.89	5.66%

SA Dynamic Allocation Portfolio and SA Dynamic Strategy Portfolio are each a series of SunAmerica Series Trust and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367. AGL is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. USL is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281.

Shareholders that own of record or beneficially more than 25% of the Portfolio’s outstanding shares may be considered a controlling person. As of March 31, 2022, to the knowledge of the Trust, no other person beneficially or of record owned 5% or more of any class of the Portfolio’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Portfolio as of March 31, 2022.

Brokerage Commissions

For the fiscal year ended March 31, 2022, the Portfolio did not pay any commissions to affiliated broker-dealers.

Other Service Providers

For the fiscal year ended March 31, 2022, the Portfolio paid an aggregate amount of $1,078,625 in shareholder services fees to AGL, USL and VALIC, each of which are affiliates of SunAmerica. In addition, the Portfolio paid $2,348 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. SunAmerica, AGL, USL, VALIC and VRSCO are each indirect, majority-owned subsidiaries of AIG.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Portfolio are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center, or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of Seasons Series Trust, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy President Seasons Series Trust

Dated: April 22, 2022

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of October 26, 2015 by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, without par value, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information, as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”) as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based on information provided by the custodian of the Portfolio(s).

Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such information will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2. Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all Portfolio transactions entered into by the Subadviser on behalf of the Portfolio(s).

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Reports. The Trust and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its CCO) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6. Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission (“SEC”), the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8. Reference to the Subadviser. None of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name or logo of the Subadviser or any of its affiliates in the Registration Statement, shareholder reports, and other filings with the SEC, or after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

10. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to a Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to a Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to a

Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14. Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17. Confidentiality. Neither party will disclose, or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolio(s) or to advise on the Portfolio(s), and will keep confidential any non-public information obtained directly as a result of this service relationship. A receiving party shall disclose such non-public information only if the other party has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by disclosing party or has been disclosed, directly or indirectly, by the disclosing party to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the disclosing party in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18. Representations. By execution of this Agreement, Subadviser represents that it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act and that it has electronically provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Agreement.

19. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	American Century Investment Management, Inc.
4500 Main Street
Kansas City, MO 64111
	Attention:	General Counsel

Adviser:	SunAmerica Asset Management, LLC
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
	Attention:	Gregory N. Bressler
Senior Vice President and General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ PETER A. HARBECK
Name: Peter A. Harbeck
Title: President and Chief Executive Officer

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

By:	/s/ OTIS H. COWAN
Name: Otis H. Cowan
Title: Vice President

SCHEDULE A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)
Large Cap Value Portfolio	omitted

AMENDMENT NO. 1

TO

SUBADVISORY AGREEMENT

This AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT (the “Amendment”) is dated as of February 22, 2022, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time, pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; and

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated October 26, 2015 (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolio(s)”) of the Trust, as listed on Schedule A of the Subadvisory Agreement; and

WHEREAS, the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act, has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolio(s).

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Subadvisory Agreement as follows:

1.

Schedule A Amendment. Schedule A to the Subadvisory Agreement, which is attached hereto and made a part hereof, is hereby amended and restated to include the SA American Century Inflation Protection Portfolio, a series of the Trust, by inserting the following to the fee table:

SA American Century Inflation Protection Portfolio	0.12% on the first $200 million 0.08% thereafter

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.

Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ John Genoy
Name:	John Genoy
Title:	President

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

By:	/s/ Margie Morrison
Name:	Margie Morrison
Title:	Senior Vice President

Schedule A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Multi-Managed Large Cap Value Portfolio	omitted

SA American Century Inflation Protection Portfolio	0.12% on the first $200 million 0.08% thereafter

SEASONS SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA American Century Inflation Protection Portfolio

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement is now available at the website referenced above. The Portfolio is a series of Seasons Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access American International Group, Inc.’s (“AIG”) website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

As discussed in the Information Statement, on December 2, 2021, the Board of Trustees of the Trust approved the appointment of American Century Investment Management, Inc. (“American Century”) as a new subadviser to the Portfolio, pursuant to a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and American Century with respect to the Portfolio. Effective February 22, 2022, American Century replaced Wellington Management Company LLP as the subadviser to the Portfolio.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about April 22, 2022, to all participants in a contract who were invested in the Portfolio as of the close of business on February 22, 2022. A copy of the Information Statement will remain on AIG’s website until at least April 22, 2023, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until April 22, 2023. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it. This Notice and the Information Statement are for your information only and you are not required to take any action.